____________________________________________________
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
            ____________________________________________________

                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                             September 1, 2004
              Date of Report (Date of earliest event reported)
            ____________________________________________________


                           SaVi Media Group, Inc.
           (Exact name of registrant as specified in its charter)

                                   Nevada
       (State or other jurisdiction of incorporation or organization)

                                 91-1766174
                    (IRS Employer Identification Number)

     9852 West Katella Ave. #363 Anaheim, CA                       92804
(Address of principal executive offices)                         (ZIP Code)

                       Mario Procopio, Chairman & CEO
                           SaVi Media Group, Inc.
                        9852 West Katella Ave. #363
                             Anaheim, CA 92804
                  (Name and address of agent for service)

                               (714) 740-0601
        (Telephone number, including area code of agent for service)

       _____________________________________________________________


                                  Copy to:
                                James Reskin
                            Reskin & Associates
                         520 South Fourth Street,
                         Louisville, KY 40202-2577



Item 1.   Change of Control of Registrant. None

Item 2.   Acquisition or Disposition of Assets.

          Pursuant to an agreement (the "Agreement") dated September 1, 2004, SaVi Media Group, Inc., has acquired 100% (One-Hundred Percent) of the technology identified within the Agreement ECV-1, First generation, the ECV-2, Second generation, the Power-Valve-1, first Generation, and finally the Power-Valve-2, Second generation including patents issued and pending, from His Divine Vehicle, Inc., (the "Seller") an entity controlled by Serge Monros, the inventor and assignor of the patents. Inclusive in this acquisition is the design and utility patents pertaining including all real and/or intellectual properties of these valves.

          Pursuant to the Agreement, SaVi Media Group, Inc., has agreed to distribute a total of $50,000,000.00 to the Seller and its principals including Serge Monros and his partners. Pursuant to the agreement, SaVi Media Group, Inc., has now issued a total of 200,000,000 post-split shares of Restricted Stock to the Seller and Serge Monros and Mario Procopio, the current CEO, which shares are subject to an escrow but may be voted during the
          pendency of the escrow.   The Agreement also provides for, and
          SaVi Media Group, Inc., is obligated to issue a total of 8,000,000 shares of Preferred Stock to the Seller, and Serge Monros and Mario Procopio, the current CEO. These Preferred shares are also subject to an escrow agreement but for three years rather than the one-year governing the common stock although binding modifications of this agreement may be made in writing with signatures from both parties. All shares issued pursuant to the Agreement were not subject to registration statements and are therefore "restricted securities" issued to parties believed to be "accredited investors."

          The Agreement also provides for employment contracts with Serge Monros and Mario Procopio, the current CEO, through September 1, 2007.

Item 3.   Bankruptcy or Receivership. None

Item 4.   Changes in Registrant's Certifying Accountant.  None

Item 5.   Other Events.  None

Item 6.   Resignation of Registrant's Directors.  None

Item 7.   Financial Statements and Exhibits.  None

Item 8.   Change in Fiscal Year.  None

Item 9.   Regulation FD Disclosure.  None


EXHIBITS.  None


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Anaheim, California, on the 1st day of December 2004.

                              SaVi Media Group, Inc.


                              By: /S/ Mario Procopio
                              -------------------------------------
                              Mario Procopio, Chief Executive Officer